Exhibit 23.3

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

1)Registration Statement (Form S-8 POS No. 333-181109) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
2)Registration Statement (Form S-8 POS No. 333-187264) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
3)Registration Statement (Form S-8 POS No. 333-194164) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
4)Registration Statement (Form S-8 POS No. 333-202315) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
5)Registration Statement (Form S-8 POS No. 333-209690) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
6)Registration Statement (Form S-8 POS No. 333-216100) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
7)Registration Statement (Form S-8 POS No. 333-223051) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
8)Registration Statement (Form S-8 POS No. 333-229663) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
9)Registration Statement (Form S-8 No. 333-236394) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
10)Registration Statement (Form S-8 No. 333-252992) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
11)Registration Statement (Form S-8 No. 333-269328) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
12)Registration Statement (Form S-8 No. 333-269723) pertaining to The Carlyle Group Inc. Inducement Award – Global Restricted Stock Unit Agreement and The Carlyle Group Inc. Inducement Award – Performance-Based Restricted Stock Unit Agreement, and
13)Registration Statement (Form S-3ASR No. 333-270745) pertaining to The Carlyle Group Inc.

of our reports dated February 9, 2023 with respect to the consolidated financial statements of The Carlyle Group Inc. and the effectiveness of internal control over financial reporting of The Carlyle Group Inc. included in this Amendment No. 2 on Form 10-K/A of The Carlyle Group Inc. for the year ended December 31, 2022.

/s/ Ernst & Young LLP

Tysons, VA
May 4, 2023